THE SCHNEIDER VALUE FUND
                                  (THE "FUND")


                  (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       Supplement dated November 26, 2003
        to Prospectus dated August 1, 2002, revised as of October 1, 2002

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

This Supplement contains information regarding a change in the Fund's redemption fee policy.

     FOOTNOTE NO. 1 ON PAGE 4 UNDER THE CAPTION "EXPENSES AND FEES" IS DELETED AND REPLACED WITH THE FOLLOWING:

     1. Shares of the Fund not purchased through reinvested dividends or capital gains distributions and held less than 90 days are subject to the above redemption fee. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. See "Redemption of Fund Shares - Transaction Fee on Certain Redemptions" below for more information.

     THE FIFTH PARAGRAPH ON PAGE 10 UNDER THE CAPTION "REDEMPTION OF FUND SHARES
- TRANSACTION FEE ON CERTAIN REDEMPTIONS" IS DELETED AND REPLACED WITH THE
FOLLOWING:

     TRANSACTION FEE ON CERTAIN REDEMPTIONS. The Fund requires the payment of a transaction fee on redemptions of Shares held for less than 90 days equal to 1.00% of the net asset value of such Shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, NOT the adviser, distributor or transfer agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs - i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.00% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeeemed.

     THE FIRST PARAGRAPH ON PAGE 11 UNDER THE CAPTION "REDEMPTION OF FUND SHARES
- SYSTEMATIC WITHDRAWAL PLAN" IS DELETED AND REPLACED WITH THE FOLLOWING:

     SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $20,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9837, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. The Fund requires the payment of a transaction fee on redemptions of Shares held for less than 90 days equal to 1.00% of the net asset value of such Shares redeemed at the time of redemption. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.